UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2025

Inari Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39293	45-2902923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Oak Canyon, Suite 100 Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 923-4747

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NARI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 6, 2025, Inari Medical, Inc., a Delaware corporation (the “Company” or “Inari”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and between Stryker Corporation, a Michigan corporation (“Parent” or “Stryker”) and the Company.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, an acquisition vehicle to be formed by Parent promptly after the execution of the Merger Agreement as a wholly owned subsidiary of Parent (“Merger Sub”) will commence a tender offer (the “Offer”) to purchase all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.001 per share, of the Company, at a price of $80.00 per Share (the “Offer Price”), net to the seller in cash, without interest and subject to any applicable tax withholding.

The obligation of Merger Sub to consummate the Offer is subject to the satisfaction or waiver of customary conditions, including, among others, (i) there having been validly tendered and not properly withdrawn prior to the expiration of the Offer a number of Shares that, when added to the Shares then owned by Parent and Merger Sub, would represent at least a majority of Shares issued and outstanding as of immediately following the expiration of the Offer (the “Minimum Tender Condition”), (ii) the expiration or termination of the waiting period applicable to the Offer and the consummation of the Merger (as defined below) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “Regulatory Condition”), and (iii) the absence of any legal prohibition by a governmental entity of competent jurisdiction in effect enjoining, prohibiting or otherwise preventing the consummation of the Offer or the Merger (as defined below) (the “Absence of Legal Restraint Condition”).

The Offer will initially remain open for a minimum of 20 business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer, any of the conditions to the Offer have not been satisfied or waived, Merger Sub must extend the tender offer for consecutive periods of up to 10 business days each (or for a longer period as mutually agreed by Parent and the Company) to permit the satisfaction of such conditions. However, Merger Sub will have no obligation to extend the tender offer on more than three occasions in circumstances where the only remaining condition to satisfy at the expiration time is the Minimum Tender Condition. In no circumstances will Merger Sub or Parent extend the Offer such that the expiration time would occur beyond the End Date (as defined below).

Following the consummation of the Offer and subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into the Company pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with the Company being the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). At the effective time of the Merger, each Share (other than (i) Shares owned by the Company or any wholly owned subsidiary of the Company as treasury stock or otherwise, (ii) Shares owned, directly or indirectly, immediately prior to the effective time of the Merger by Parent, Merger Sub or any other wholly owned subsidiary of Parent, (iii) Shares accepted for purchase pursuant to the Offer, and (iv) Shares held by holders who have properly exercised and perfected their demands for appraisal of such Shares under, and complied in all respects with, Section 262 of the DGCL) will be converted into the right to receive an amount in cash equal to the Offer Price, without interest and subject to any required withholding of taxes.

At the effective time of the Merger, all Company equity awards will vest and be converted into the right to receive the Offer Price (less the applicable exercise price in the case of options) in respect of each underlying Share, with performance goals deemed achieved at the maximum level in the case of performance-vesting restricted stock unit awards.

The Merger Agreement includes customary representations and warranties of the Company, Parent and Merger Sub. In addition, until the earlier of the effective time of the Merger and the termination of the Merger Agreement, the Company has agreed to use commercially reasonable efforts to conduct its business in all material respects in the ordinary course of business consistent with past practice and to not take certain specified actions.

The parties have agreed under the Merger Agreement to cooperate and use their respective reasonable best efforts to consummate the Offer and the Merger as promptly as reasonably practicable.

The Company has agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide information to and engage in discussions or negotiations with third parties with respect to an alternative acquisition proposal that board of directors of the Company has determined constitutes or would reasonably be expected to lead to, or result in, a superior proposal (as defined in the Merger Agreement).

The Merger Agreement contains certain customary termination rights in favor of each of the Company and Parent, including among others the Company’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a superior proposal, and Parent’s right to terminate the Merger Agreement if the board of directors of the Company changes its recommendation that the Company’s stockholders tender their Shares in the Offer. In addition, either Parent or the Company may terminate the Merger Agreement if, subject to certain limitations, the acceptance time of the Offer has not occurred by July 7, 2025 (the “End Date”), which date will be automatically extended to October 6, 2025 if all of the conditions to the Offer have been satisfied or waived except for those conditions that by their nature cannot be satisfied until the expiration of the Offer, the Regulatory Condition or the Absence of Legal Restraint Condition (to the extent the applicable legal restraint relates to an antitrust or foreign investment law), as of such time. In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, including a termination by the Company to accept and enter into an agreement with respect to a superior proposal in accordance with the Merger Agreement or a termination by Parent because of a change of recommendation by the board of directors of the Company, the Company will pay Parent a termination fee of $163 million.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about the Company, Parent or Merger Sub. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. The representations and warranties (i) may have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from what an investor may view as material and (ii) may have been made only as of the date of the Merger Agreement or as of another date or dates as may be specified in the Merger Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Company or Parent, if at all.

Item 7.01.	Regulation FD Disclosure.

On January 6, 2025, the Company and Parent issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 hereto and which is incorporated herein by reference. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Forward-Looking Statements

This communication may contain “forward-looking statements” that are subject to substantial risks and uncertainties. Forward-looking statements contained in this communication may be identified by the use of words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of Inari and members of its management team. Forward-looking statements may include, without limitation, statements about the closing of the proposed acquisition of Inari and the expected benefits of such transaction. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements.

Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of Inari’s stockholders will tender their stock in the tender offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived on the anticipated timeframe or at all, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of the transaction on relationships with employees, other business partners or governmental entities; the difficulty of predicting the timing or outcome of regulatory approvals or actions, if any; the impact of competitive products and pricing; other business effects, including the effects of industry, economic or political conditions outside of Inari’s control; transaction costs; the risk of litigation and/or regulatory actions related to the proposed transaction; actual or contingent liabilities; and other risks and uncertainties detailed from time to time in Inari’s periodic and other reports filed with the SEC, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K.

All forward-looking statements contained in this communication are based on information available to Inari as of the date hereof and are made only as of the date of this release. Inari undertakes no obligation to update such information except as required under applicable law. These forward-looking statements should not be relied upon as representing Inari’s views as of any date subsequent to the date of this communication. In light of the foregoing, investors are urged not to rely on any forward-looking statement in reaching any conclusion or making any investment decision about any securities of Inari.

Additional Information and Where to Find It

The tender offer described in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Inari nor is it a substitute for any tender offer materials that Parent, Merger Sub or Inari will file with the U.S Securities and Exchange Commission (the “SEC”). A solicitation and an offer to buy shares of Inari will be made only pursuant to an offer to purchase and related materials that Parent intends to file with the SEC. At the time the tender offer is commenced, Parent will file a Tender Offer Statement on Schedule TO with the SEC, and Inari will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. INARI’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be sent to all stockholders of Inari at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Parent or Inari. Copies of the documents filed with the SEC by Inari will be available free of charge under the “Company Information—Investors” section of Inari’s website at inarimedical.com. In addition, Inari stockholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement.

Inari files annual, quarterly and current reports, proxy statements and other information with the SEC. Inari’s filings with the SEC are available for free to the public from commercial document-retrieval services and at the website maintained by the SEC at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated as of January 6, 2025, by and between Stryker Corporation and Inari Medical, Inc.

99.1**	Joint Press Release, dated January 6, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.
**	Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INARI MEDICAL, INC.

Date: January 6, 2025	By:	/s/ Andrew Hykes
	Name:	Andrew Hykes
	Title:	Chief Executive Officer and President